Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
JULY 2016 MONTHLY DIVIDEND AND
JUNE 30, 2016 RMBS PORTFOLIO CHARACTERISTICS

	July 2016 Monthly Dividend of $0.14 Per Share
	Estimated Book Value Per Share at June 30, 2016 of $10.86
	Estimated 2.5% total return on equity for the quarter, or 9.8% annualized
	RMBS Portfolio Characteristics as of June 30, 2016

Vero Beach, Fla., July 13, 2016 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of July 2016. The dividend of $0.14 per share will be paid July 29, 2016, to holders of record on July 27, 2016, with an ex-dividend date of July 25, 2016.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of July 13, 2016, the Company had 22,781,769 shares outstanding. At March 31, 2016, the Company had 21,772,464 shares outstanding.

Estimated June 30, 2016 Book Value Per Share

The Company's estimated book value per share as of June 30, 2016 was $10.86.  The Company computes book value per share by dividing total stockholders' equity by the total number of shares outstanding of the Company's common stock. At June 30, 2016, the Company's preliminary estimated total stockholders' equity was approximately $243.7 million with 22,430,858 common shares outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company's independent registered public accounting firm.

Estimated Return on Equity

The Company's estimated total return on equity for the quarter ended June 30, 2016 was 2.5%, or 9.8% on an annualized basis. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company's stockholders' equity at the beginning of the quarter.  The total return was $0.27 per share, comprised of dividends per share of $0.42 and a decrease in book value per share of $0.15 from March 31, 2016.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of June 30, 2016 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company's financial statements and associated footnotes as of and for the quarter ended June 30, 2016, are subject to review by the Company's independent registered public accounting firm.

	RMBS Valuation Characteristics
	RMBS Assets by Agency
	Investment Company Act of 1940 Whole Pool Test Results
	Repurchase Agreement Exposure by Counterparty
	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2015.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Jun 2016 CPR
Asset Category	Face	Value(1)	Price	Portfolio	Coupon	(Reported in Jul)
As of June 30, 2016
Adjustable Rate RMBS	$1,975	$2,095	106.10	0.09%	3.10%	0.69%
10-1 Hybrid Rate RMBS	48,526	50,461	103.99	2.27%	2.55%	7.96%
Hybrid Adjustable Rate RMBS	48,526	50,461	103.99	2.27%	2.55%	7.96%
15 Year Fixed Rate RMBS	92,806	98,856	106.52	4.45%	3.28%	11.34%
20 Year Fixed Rate RMBS	420,516	458,118	108.94	20.61%	4.00%	10.55%
30 Year Fixed Rate RMBS	1,373,367	1,521,711	110.80	68.44%	4.36%	8.06%
Total Fixed Rate RMBS	1,886,689	2,078,685	110.18	93.50%	4.23%	8.78%
Total Pass-through RMBS	1,937,190	2,131,241	110.02	95.86%	4.19%	8.75%
Interest-Only Securities	596,285	55,918	9.38	2.52%	3.56%	17.97%
Inverse Interest-Only Securities	193,122	36,098	18.69	1.62%	5.90%	15.66%
Structured RMBS	789,407	92,016	11.66	4.14%	4.47%	17.37%
Total Mortgage Assets	$2,726,597	$2,223,257		100.00%	4.20%	11.15%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of June 30, 2016			As of June 30, 2016
Fannie Mae	$1,793,707	80.7%	Whole Pool Assets	$1,638,160	73.7%
Freddie Mac	420,006	18.9%	Non Whole Pool Assets	585,097	26.3%
Ginnie Mae	9,544	0.4%	Total Mortgage Assets	$2,223,257	100.0%
Total Mortgage Assets	$2,223,257	100.0%

(1)	Amounts in the tables above include assets with a fair value of approximately $4.3 million purchased in June 2016 which settle in July 2016.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of June 30, 2016	Borrowings	Debt	in Days	Maturity
Citigroup Global Markets Inc	$269,967	13.2%	13	7/26/2016
J.P. Morgan Securities LLC	216,100	10.5%	34	8/15/2016
South Street Securities, LLC	187,788	9.1%	3	7/18/2016
ICBC Financial Services LLC	146,010	7.1%	11	7/18/2016
FHLB-Cincinnati	139,883	6.8%	47	9/15/2016
Goldman, Sachs & Co	128,056	6.2%	15	7/20/2016
Cantor Fitzgerald & Co	122,588	5.9%	21	7/26/2016
Mitsubishi UFJ Securities (USA), Inc	121,991	5.9%	11	7/18/2016
Wells Fargo Bank, N.A.	102,708	5.0%	12	7/15/2016
Natixis, New York Branch	101,447	4.9%	10	7/20/2016
Daiwa Securities America Inc.	99,205	4.8%	8	7/11/2016
KGS-Alpha Capital Markets, L.P	87,506	4.2%	20	7/25/2016
RBC Capital Markets, LLC	74,475	3.6%	12	7/14/2016
Nomura Securities International, Inc.	70,316	3.4%	41	8/12/2016
Guggenheim Securities, LLC	67,113	3.3%	54	8/29/2016
Mizuho Securities USA, Inc	64,354	3.1%	39	8/18/2016
ED&F Man Capital Markets Inc	57,105	2.8%	1	7/1/2016
Suntrust Robinson Humphrey, Inc	4,215	0.2%	8	7/8/2016
Total Borrowings	$2,060,827	100.0%	20	9/15/2016

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average		Weighted		Weighted		Modeled	Modeled
		Months		Average		Average		Interest	Interest
		To Next		Lifetime		Periodic		Rate	Rate
	Fair	Coupon Reset		Cap		Cap Per Year		Sensitivity	Sensitivity
Asset Category	Value	(if applicable)		(if applicable)		(if applicable)		(-50 BPS)(1)	(+50 BPS)(1)
As of June 30, 2016
Adjustable Rate RMBS	$2,095	1		10.05%		2.00%		$7	$(7)
Hybrid Adjustable Rate RMBS	50,461	79		7.54%		2.00%		521	(739)
Total Fixed Rate RMBS	2,078,685	n/	a	n/	a	n/	a	27,856	(38,802)
Total Pass-through RMBS	2,131,241	n/	a	n/	a	n/	a	28,384	(39,548)
Interest-Only Securities	55,918	n/	a	n/	a	n/	a	(9,757)	8,550
Inverse Interest-Only Securities	36,098	1		6.34%		n/	a	152	(942)
Structured RMBS	92,016	n/	a	n/	a	n/	a	(9,605)	7,608
Total Mortgage Assets	$2,223,257	n/	a	n/	a	n/	a	$18,779	$(31,940)

Funding Hedges
			Modeled	Modeled
			Interest	Interest
	Average	Hedge	Rate	Rate
	Notional	Period	Sensitivity	Sensitivity
	Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions	$200,000	Mar-2019	$(982)	$2,750
Treasury Futures Contracts - Short Positions	185,000	Sep-2026	(9,318)	6,318
Payer Swaps	600,000	Feb-2020	(10,508)	10,508
TBA Short Positions	100,000	Jul-2016	(737)	1,375
Grand Total			$(2,766)	$(10,989)

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury futures contracts were valued at a price of $132.98 at June 30, 2016. The nominal value of the short position was $246.0 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400